UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             April 24, 2002
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                     1-10105               51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
Incorporation or Organization)       File Number)       Identification Number)

 One Rollins Plaza, Wilmington, Delaware                 19803
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Matlack Systems, Inc., a Delaware corporation (the "Company"), is filing herewith the Monthly Operating Report for the period from February 1, 2002 to February 28, 2002 and the Monthly Operating Report for the period from March 1, 2002 to March 31, 2002, which the Company has filed with the United States Bankruptcy Court for the District of Delaware, in connection with the ongoing proceeding under Chapter 11 of the United States Bankruptcy Code involving the Company and all of its wholly owned subsidiaries, Case No. 01-1114 (MFW).

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c)  Exhibits:

          99(l) Monthly Operating Report for the period from February 1, 2002 to February 28, 2002.

          99(m) Monthly Operating Report for the period from March 1, 2002 to March 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATLACK SYSTEMS, INC.


Dated:   May 7, 2002                      By: /s/ Stephen E. Judge
                                              ---------------------------------
                                              Stephen E. Judge
                                              Chief Reorganization Officer

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------
99(l) Monthly Operating Report for the period from February 1, 2002 to February 28, 2002.

99(m) Monthly Operating Report for the period from March 1, 2002 to March 31, 2002.

Exhibit 99(l)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002


                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month


                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           No            Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





--------------------------------------------      ----------------------
Signature of Debtor                               Date




--------------------------------------------      ----------------------
Signature of Joint Debtor                         Date


/S/ Stephen E. Judge                              April 18, 2002
--------------------------------------------      ----------------------
Signature of Authorized Individual*               Date



Stephen E. Judge                                  Chief Reorganization Officer
--------------------------------------------      ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual




Note 1: Detailed bank reconciliations available upon request.
Note 2: Tax returns relating to the Post-Petition available upon request.
Note 3: Aged accounts receivable listing available upon request.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                            BANK ACCOUNTS                  For the Current Period
                                                                      From Feb. 1, 2002 to Feb. 28, 2002    Cumulative Since Filing
                                      OPERATING     PAYROLL & TAX        Actual        Projected            Actual      Projected
                                      ---------     -------------        ------        ---------            ------      ---------
                                          (Note 1)
Cash Receipts
    Collection of Accounts Receivable $    15,336                       $    15,336    $         -       $ 55,728,196  $ 56,532,000
    Other                                 557,487                           557,487      1,030,000          7,141,699     4,595,916
                                     ------------- ---------------    -------------- ---------------     ------------- ------------
    Total Cash Receipts                   572,823                           572,823      1,030,000         62,869,895    61,127,916
                                     ------------- ---------------    -------------- ---------------     ------------- ------------
Cash Disbursements

    Total Payroll                            -            21,313             21,313         46,000         22,137,642    22,421,823
    Leased Operators                         -                                 -                            4,861,230     4,890,000
    Operating Expenses
        Fuel                                 -                                 -              -             4,247,114     5,037,000
        Occupancy costs                   128,419                           128,419        165,000          2,115,194     2,553,100
        Equipment Costs                     2,444                             2,444         20,000          2,140,088     2,736,800
        Insurance                          20,344                            20,344         75,000          6,056,069     6,893,800
        Other Operating Expenses           53,222                            53,222         40,000          8,484,879    10,765,998
                                     ------------- ---------------    -------------- ---------------     ------------- ------------
    Total Operating Expenses              204,429                           204,429        300,000         23,043,344    27,986,698

    Deposits with Key Vendors                -                                 -              -                41,148       150,000

    CAPEX - Equipment Refurbishment          -                                 -              -                13,050       399,200

    Deferred Rental and Leasing Costs        -                                 -              -                63,789     1,414,000

    Restructuring Costs                      -           233,885            233,885        268,000          6,406,276     9,504,597

    Remittance of Equipment Sales           3,500                             3,500                         6,492,084          -
    Proceeds to Secured Lender

  Inter - Account Transfer                255,198       (255,198)                                                -
                                     ------------- ---------------    -------------- ---------------     ------------- -------------
    Total Disbursements                   463,127           -               463,127        614,000         63,058,563    66,766,318
                                     ------------- ---------------    -------------- ---------------     ------------- -------------
Net Cash Flow/Requirements                109,696           -               109,696        416,000           (188,668)   (5,638,402)

    Opening Cash                          617,318                           617,318     (4,737,402)           915,682     1,317,000
                                     ------------- ---------------    -------------- ---------------     ------------- -------------
   Closing Cash                      $    727,014                     $     727,014  $  (4,321,402)      $    727,014  $ (4,321,402)
                                     ============= ===============    ============== ===============     ============= =============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                           Q1 2001           Q2 2001        Q3 2001        04 2001
                                                                           -------           -------        -------        -------
TOTAL DISBURSEMENTS                                                   $  150,000        $ 31,512,851   $ 22,023,905    $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0                   0              0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0                   0              0
                                                                      ----------        ------------   ------------    -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES       $  150,000        $ 31,512,851   $ 22,023,905    $ 6,840,682
                                                                      ==========        ============   ============    ===========


                                                                         Q1 2001
                                                                         -------
TOTAL DISBURSEMENTS                                                  $ 2,531,125
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0
                                                                     -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      $ 2,531,125
                                                                     ===========

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
     A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.



                                                                                        Expressed in
                                Expressed in USD                                            USD
                                  Converted @                                           Converted @
                                     1:1.51                                               1:1.1.51
                  ------------------------------------------------------------------------------------
                        1              2              3           4            5             6
                    Operating      Operating                  Operating                  Operating
                     (Mellon     (Mellon Canada   Operating     (First     Operating   (Bank of Nova
                    Lockbox)        Lockbox)     (Mellon DE)    Union)      (Mellon)      Scotia)
                    #145-2480      #01-600052    #8016-376-9 #200003263225  #0090907     #00820-15
                     Note 1          Note 2        Note 3       Note 4    3  Note 5        Note 6
                  ------------------------------------------------------------------------------------
BALANCE PER BOOKS $   900,428       $      0      $  14,406    $ 10,857   ($ 228,215)     $  2,939
------------------------------------------------------------------------------------------------------
 BANK BALANCE     $   900,428        $     0       $ 14,406    $ 10,857          $ 0       $ 5,932
 (+) DEPOSITS IN          $ 0            $ 0            $ 0         $ 0          $ 0           $ 0
 TRANSIT
 (-) OUTSTANDING   ($ 200,565)           $ 0            $ 0         $ 0          $ 0      ($ 4,044)
 CHECKS
 OTHER                    $ 0            $ 0            $ 0         $ 0          $ 0           $ 0
                  ------------------------------------------------------------------------------------
 ADJUSTED BANK    $   699,863            $ 0      $  14,406    $ 10,857          $ 0      $  1,888
 BALANCE*
                  ------------------------------------------------------------------------------------
* Adjusted bank
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN             None           None           None        None         None          None
 TRANSIT
 CHECKS                   Yes           None           None        None         None           Yes
 OUTSTANDING

 OTHER


---------------------------------------------------------------------------------
    7          8           9          10          11         12
                          Tax         Tax     Tax          Matlack
 Payroll    Payroll   Prefunding  Prefunding  Prefunding    Inc.
(Mellon)    (Mellon)    Mellon      Mellon      Mellon     Working
#119-8127  #021-8376   #021-8181   #021-8309  #021-8931     Funds
 Note 7      Note 8     Note 9      Note 9      Note 9     Note 10   Grand Total
---------------------------------------------------------------------------------
     $ 0         $ 0        $ 0         $ 0         $ 0      $ 300   $   700,715
---------------------------------------------------------------------------------
     $ 0         $ 0        $ 0                     $ 0         $0   $   931,623
                                                                             $ 0

     $ 0         $ 0        $ 0                                     ($   204,609)

                                                                             $ 0
---------------------------------------------------------------------------------
     $ 0         $ 0        $ 0         $ 0         $ 0        $ 0   $   727,014

---------------------------------------------------------------------------------
                                                                        (NOTE 11)




    None        None       None        None        None       None

     ALL         ALL       None        None        None       None


Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 2: This account is used primarily for collection of cash receipts on Canadian trade receivables. Proceeds received in this account are transferred on a regular basis to the Bank of Nova Scotia account.
Note 3:   This account is used for cash receipts unrelated to trade receivables.
Note 4:   This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 7: This account is the payroll check disbursement account. A detailed listing of outstanding checks cannot be provided to respect the confidentiality of the payees.
Note 8:   This account is used to pay salaries by direct deposit.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.
Note 11: The Adjusted Bank Balance represents the Bank balance net of Post-Petition checks in circulation. The Balance per Book represents the bank balance net of Pre- & Post-Petition checks in circulation (Pre-Petition checks have not yet been voided.)

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                         Current                 Cumulative
                                                                           Month                Filing to Date
                                                                           -----                --------------
       REVENUES
       Revenue (Net)                                                     $ 11,197               $ 40,032,321
                                                           -------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                                  61                  9,795,625
           Leased Operator Compensation                                         0                  5,000,307
           Fuel Expense                                                         0                  3,011,100
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                               21,639                  4,144,131
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                        1,169                  2,189,685
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                              100,953                  9,292,482
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                  123,822                 48,012,827
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                             (112,625)                (7,980,506)
                                                           -------------------------- ------------------------
       G&A EXPENSES                                                      (259,263)                13,013,031
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                          146,638                (20,993,537)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                              (1,889,536)                13,686,004
           Other Income/Deductions                                              0                    528,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                            (1,889,536)                14,214,584
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                                $ 2,036,174              ($ 35,208,121)
                                                           -------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002


                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                   Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                                    Month           Filing to Date

Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                      11,197                1,598,830
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                11,197               40,032,321
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                  61                3,115,179
                                                                  ------------------------ ----------------------
                                                                                    61                9,795,625
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                          0                   51,673
                                                                  ------------------------ ----------------------
                                                                                     0                5,000,307
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,829,623
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,011,100
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                              15,418                1,039,350
   Outside Contractors                                                           6,221                  727,517
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                     0                  128,657
                                                                  ------------------------ ----------------------
                                                                                21,639                4,144,131
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                                 1,169                1,213,644
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                 1,169                2,189,685
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,695,416
   Utilities                                                                    15,649                  970,302
   Communication Equipment                                                           0                  102,886
   Communication Usage                                                          (1,988)                 714,097
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                           67,689                1,463,551
   Transportation General                                                       19,603                2,055,239
                                                                  ------------------------ ----------------------
                                                                               100,953                9,292,482
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            209,264                5,633,812
   Fringe Benefits                                                            (543,479)                 (79,434)
   Communications Basic                                                              0                   74,956
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                                0                  307,325
   General Office Supplies                                                       6,962                   39,478
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                  917                  180,549
   Outside Services                                                             61,771                4,159,393
   Computer Software                                                                 0                   36,225
   General & Admin                                                                   0                  197,602
   Marketing Promotions                                                              0                    7,010
   Legal                                                                         2,536                  322,514
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                       2,766                  357,544
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                              (259,263)              13,013,031
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002

                                  BALANCE SHEET

          The  Balance  Sheet  is to be  completed  on an  accrual  basis  only.
Pre-petition   liabilities  must  be  classified  separately  from  postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE

CURRENT ASSETS
   Cash                                                           $     700,715                      $    389,571
   Restricted Cash                                                   38,261,850
   Accounts Receivable (Net)                                              8,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     406,464                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                        39,377,029                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  3,280,259                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (1,989,499)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                   1,290,760                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                         400,000                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             400,000                         1,681,855
                                                     --------------------------------- -----------------------------

TOTAL ASSETS                                                      $  41,067,789                     $  79,603,660
                                                     --------------------------------- -----------------------------


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,251,635
   Accrued Wages & Benefits                                             405,064
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   767,085
   Accrued Taxes (refer to FORM MOR-4)                                  220,076
   Accrued Insurance, Environmental & Other                            (953,458)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,702,312                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      46,234,256                        46,234,256
   Priority Debt                                                      2,272,119                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              80,660,193                        88,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 85,362,505                        88,690,255
                                                     --------------------------------- -----------------------------
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (35,208,121)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (44,294,716)                       (9,086,595)
                                                     -------------------------------- ------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY                                $41,067,789                       $79,603,660
                                                     -------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002



                          STATUS OF POSTPETITION TAXES


          The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                62,364       51,111      113,475      Various        EFT               0
FICA - Employee                             5,241        6,775       12,016      Various        EFT               0
FICA - Employer                             5,241        6,775       12,016      Various        EFT               0
Unemployment                                  247           70            0                                     317
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                    73,093       64,731      137,507                                     317
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 8,177        7,360        8,177      Various        EFT           7,360
Sales                                      72,596            0            0      Various                     72,596
Income                                          0            0            0                                       0
Unemployment                                  949        1,550            0                                   2,499
Real & Personal Property                  136,930        2,208        2,531      Various                    136,607
Other                                     390,771            0            0      Various                    390,771

                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 609,423       11,118       10,708                                 609,833
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               682,516       75,849      148,215                                 610,150
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,251,635            0                               1,251,635
Accrued Wages & Benefits                               404,064                                              405,064
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              767,085                                              767,085
Accrued Taxes (refer to FORM MOR-4)                    220,076                                              220,076
Accrued Insurance, Environmental &                    (953,458)                                            (953,458)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,702,312            0            0            0     4,702,312
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Feb. 1, 2002 to Feb. 28, 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                 Amount
 ----------------------------------                                                 ------
 Total Accounts Receivable at the beginning of the reporting period                 $          0
 + Amounts billed during the period                                                            0       (Note 1)
 - Amounts collected during the period                                                         0
 - Bad Debt and other write-offs                                                               0
 + Change in Reserve                                                                           0
 - Other during the period                                                          $          0
 Total Accounts Receivable at the end of the reporting period                       $          0

 Accounts Receivable Aging                                                          Amount
 -------------------------                                                          ------
 0 - 30 days old                                                                               0
 31 - 60 days old                                                                              0
 61 - 90 days old                                                                              0
 91 + days old                                                                                 0
                                                                                               0
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                    0
 Amount considered uncollectible (Bad Debt)                                                    0
 Accounts Receivable (Net)                                                          $          0


                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                                Yes               No
 ----------------------------                                                ---               --
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.

--------------------------------------------------------------------------------

Note 1: This amount differs from the Revenue reported on MOR-2 due to the sales tax and foreign exchange posted to the G/L.

Exhibit 99(m)
                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002


                            MONTHLY OPERATING REPORT

          File with Court and submit copy to United States Trustee within 20 days after end of month



                                                                                              Document      Explanation
 REQUIRED DOCUMENTS                                                    Form No.               Attached      Attached
 ------------------                                                    --------               --------      --------
 Schedule of Cash Receipts and Disbursements                           MOR-1                  Yes
   Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          Yes           Note 1
   Copies of bank statements                                                                  No
   Cash disbursements journals                                                                No
 Statement of Operations                                               MOR-2                  Yes
 Balance Sheet                                                         MOR-3                  Yes
 Status of Postpetition Taxes                                          MOR-4                  Yes
   Copies of IRS Form 6123 or payment receipt                                                 No            N/A
   Copies of tax returns filed during reporting period                                        No            Note 2
 Summary of Unpaid Postpetition Debts                                  MOR-4                  Yes
   Listing of aged accounts payable                                                           N/A           Note 3
 Accounts Receivable Reconciliation and Aging                          MOR-5                  Yes
 Debtor Questionnaire                                                  MOR-5                  Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.




--------------------------------------------      ----------------------
Signature of Debtor                               Date




--------------------------------------------      ----------------------
Signature of Joint Debtor                         Date


/S/ Stephen E. Judge                              April 23, 2002
--------------------------------------------      ----------------------
Signature of Authorized Individual*               Date



Stephen E. Judge                                  Chief Reorganization Officer
--------------------------------------------      ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual




Note 1:   Detailed bank reconciliations available upon request.
Note 2:   Tax returns relating to the Post-Petition available upon request.
Note 3:   Debtor no longer has Accounts Receivable outstanding.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                            BANK ACCOUNTS                  For the Current Period
                                                                      From Mar. 1, 2002 to Mar.31, 2002    Cumulative Since Filing
                                      OPERATING     PAYROLL & TAX        Actual        Projected            Actual      Projected
                                      ---------     -------------        ------        ---------            ------      ---------
                                          (Note 1)
Cash Receipts
    Collection of Accounts
Receivable                            $    19,803                       $    19,803    $         -       $ 55,747,999  $ 56,532,000
    Other                                 305,464                           305,464         40,000          7,447,163     4,635,916
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Cash Receipts                   325,267                           325,267         40,000         63,195,162    61,167,916
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
Cash Disbursements

    Total Payroll                            -            40,910             40,910         22,000         22,178,552    22,443,823

    Leased Operators                         -                                 -                            4,861,230     4,890,000

    Operating Expenses

        Fuel                                 -                                 -              -             4,247,114     5,037,000

        Occupancy costs                    24,287                            24,287        160,000          2,139,481     2,713,100

        Equipment Costs                     1,123                             1,123         20,000          2,141,211     2,756,800

        Insurance                          19,921                            19,921         50,000          6,075,990     6,943,800

        Other Operating Expenses           (1,259)                           (1,259)        30,000          8,483,620    10,795,998
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Operating Expenses               44,072                            44,072        260,000         23,087,416    28,246,698

    Deposits with Key Vendors                -                                 -              -                41,148       150,000

    CAPEX - Equipment Refurbishment          -                                 -              -                13,050       399,200

    Deferred Rental and Leasing              -                                 -              -                63,789     1,414,000
Costs

    Restructuring Costs                   894,229       (250,696)           643,533         98,000          7,049,809     9,602,597

    Remittance of Equipment Sales         170,682                           170,682                         6,662,766          -
    Proceeds to Secured Lender

  Inter - Account Transfer               (209,786)       209,786                                                 -
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
    Total Disbursements                   899,197           -               899,197        380,000         63,957,760    67,146,318
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
Net Cash Flow/Requirements               (573,930)          -              (573,930)      (340,000)          (762,598)   (5,978,402)

    Opening Cash                          727,014                           727,014     (4,321,402)           915,682     1,317,000
                                    -------------- ---------------    -------------- ---------------     ------------- ------------
   Closing Cash                     $     153,084                     $     153,084  $  (4,661,402)      $    153,084  $ (4,661,402)
                                    ============== ===============    ============== ===============     ============= ============

                     THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
                                                                         Q1 2001        Q2 2001        Q3 2001        04 2001
                                                                         -------        -------        -------        -------
TOTAL DISBURSEMENTS                                                    $ 150,000   $ 31,512,851   $ 22,023,905    $ 6,840,682
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0              0              0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0              0              0
                                                                       ---------   ------------   ------------    -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES        $ 150,000   $ 31,512,851   $ 22,023,905    $ 6,840,682
                                                                       =========   ============   ============    ===========


                                                                         Q1 2001
                                                                         -------
TOTAL DISBURSEMENTS                                                  $ 3,430,322
    LESS:         TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                   0
    PLUS:         ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
      (i.e. from escrow accounts)                                              0
                                                                     -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      $ 3,430,322
                                                                     ===========

Note 1: The Operating Account represents the aggregate of the Company's operating accounts including $US & $Cnd Disbursement and Lockbox accounts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
  A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.


                                                                       Expressed in
                                                                           USD
                                                                       Converted @
                                                                         1:1.1.51
                  ------------------------------------------------------------------------------------------------------
                        1            3           4           Dec            6             9          12
                    Operating                Operating                  Operating        Tax     Matlack
                     (Mellon     Operating     (First     Operating    Bank of Nova  Prefunding     Inc.
                    Lockbox)    (Mellon DE)    Union)       Mellon        Scotia       Mellon     Working
                    #145-2480   #8016-376-9 #200003263225  #0090907     #00820-15     #021-8181    Funds
                     Note 1       Note 3       Note 4    3  Note 5        Note 6       Note 9     Note 10   Grand Total
                  ------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS $   143,366    $  27,016    $ 10,857    ($ 61,489)     $  5,848          $ 0       $ 300  $   125,898
------------------------------------------------------------------------------------------------------------------------

 BANK BALANCE     $   143,366     $ 27,016    $ 10,857          $ 0       $ 5,848          $ 0          $0  $   187,087
 (+) DEPOSITS IN          $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
 TRANSIT
 (-) OUTSTANDING    ($ 34,003)         $ 0         $ 0          $ 0      ($ 4,044)         $ 0              ($ 34,003)
 CHECKS
 OTHER                    $ 0          $ 0         $ 0          $ 0           $ 0                                 $ 0
                  ------------------------------------------------------------------------------------------------------
 ADJUSTED BANK    $   109,363    $  27,016    $ 10,857          $ 0      $  5,848          $ 0         $ 0  $   153,084
 BALANCE*
                  ------------------------------------------------------------------------------------------------------
* Adjusted bank                                                                                              (NOTE 11)
  balance must
  equal balance
  per books (see
  Note 11)
 DEPOSITS IN            None         None         None         None          None         None        None
 TRANSIT
 CHECKS                  Yes         None         None         None          None         None        None
 OUTSTANDING

 OTHER

Note 1: This account is used primarily for collection of cash receipts on trade receivables, to wire funds to trade suppliers and to fund the payroll accounts, as well as to receive wire transfers of funds from outside parties.
Note 3:   This account is used for cash receipts unrelated to trade receivables.
Note 4:   This account is not active.
Note 5: This account is used for disbursements to pay trade payables by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 6: This account is used for $Cnd disbursements to pay trade payables and salaries by check. The list of outstanding checks is attached to the Company's Bank reconciliation.
Note 9: These accounts are funded by the Mellon lockbox account to pay various taxes.
Note 10: This represents the aggregate of the terminal working fund accounts, the funding of which are reflected as disbursements in the Schedule of Cash Receipts & Disbursements.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002


                             STATEMENT OF OPERATIONS

                               (Income Statement)


The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                    Current                 Cumulative
                                                                     Month                Filing to Date
                                                                     -----                --------------
       REVENUES
       Revenue (Net)                                                     $  4,300               $ 40,036,621
                                                           -------------------------- ------------------------
       OPERATING EXPENSES
           Owned Compensation                                                   0                  9,795,625
           Leased Operator Compensation                                         0                  5,000,307
           Fuel Expense                                                         0                  3,011,100
           Misc. Direct Costs                                                   0                  5,503,885
           Cleaning Expenses                                                    0                  4,144,131
           Mechanics Compensation                                               0                  1,266,834
           Misc. Maintenance Expense                                            0                  2,189,685
           Equipment Costs                                                      0                  7,808,778
           Terminal Expenses                                                5,146                  9,297,628
                                                           -------------------------- ------------------------
                TOTAL OPERATING EXPENSES                                    5,146                 48,017,973
                                                           -------------------------- ------------------------
       GROSS PROFIT / (LOSS)                                                 (846)                (7,981,352)
                                                           -------------------------- ------------------------
       G&A EXPENSES                                                     1,005,417                 14,018,448
                                                           -------------------------- ------------------------
       OPERATING PROFIT / (LOSS)                                       (1,006,263)               (21,999,800)

       OTHER INCOME / EXPENSE
           Gain/Loss on Sale of Equipment                                (215,536)                13,470,468
           Other Income/Deductions                                              0                    528,580
                                                           -------------------------- ------------------------
                TOTAL OTHER INCOME/EXPENSES                              (215,536)                13,999,048
                                                           -------------------------- ------------------------
       PROFIT / (LOSS)                                                  $ 790,727              ($ 35,998,848)
                                                           -------------------------- ------------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002


                  STATEMENT OF OPERATIONS - continuation sheet


                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Revenue
   Owned Linehaul Revenue                                                            0               20,035,706
   Owned Accessorial Revenue                                                         0                4,477,068
   Leased Linehaul Revenue                                                           0                6,865,934
   Leased Accessorial Revenue                                                        0                  774,372
   Cleaning Revenue                                                                  0                4,970,227
   Other Operating Revenue                                                       4,300                1,603,130
   X-Rail Revenue                                                                    0                  986,185
   Maintenance Revenue                                                               0                  323,999
                                                                  ------------------------ ----------------------
                                                                                 4,300               40,036,621
                                                                  ------------------------ ----------------------
Owned Compensation
   Driver Pay Hourly                                                                 0                3,091,600
   Driver Overtime Pay                                                               0                   34,120
   Contractual Pay Mile                                                              0                3,554,726
   Fringe Benefits                                                                   0                3,115,179
                                                                  ------------------------ ----------------------
                                                                                     0                9,795,625
                                                                  ------------------------ ----------------------
Leased Operator Comp
   Leased Operator Comp                                                              0                4,948,634
   Purchased Transportation                                                          0                   51,673
                                                                  ------------------------ ----------------------
                                                                                     0                5,000,307
                                                                  ------------------------ ----------------------
Fuel Expense
   Fuel Terminal                                                                     0                1,150,105
   Fuel Outside                                                                      0                1,829,623
   Fuel Taxes                                                                        0                    3,904
   Oil and Oil Tax                                                                   0                   27,468
                                                                  ------------------------ ----------------------
                                                                                     0                3,011,100
                                                                  ------------------------ ----------------------
Misc Direct Costs
   Utility Pay Hourly                                                                0                  203,219
   Utility Fringe Benefits                                                           0                    7,902
   Tire                                                                              0                2,202,439
   Hose                                                                              0                  151,023
   Meals                                                                             0                  218,725
   Lay Over                                                                          0                  611,616
   Tolls                                                                             0                  165,110
   Fines                                                                             0                   14,452
   Mileage Taxes                                                                     0                  112,494
   Insurance                                                                         0                1,816,905
                                                                  ------------------------ ----------------------
                                                                                     0                5,503,885
                                                                  ------------------------ ----------------------
Cleaning Expenses
   Cleaners Pay                                                                      0                1,040,407
   Overtime Pay                                                                      0                   42,431
   Fringe Benefits                                                                   0                  690,965
   Cleaning Supplies                                                                 0                  476,089
   Waste Treatment                                                              15,418                1,039,350
   Outside Contractors                                                           6,221                  727,517
   Net Cleaning Interbranch                                                          0                   (1,285)
   Environmental                                                                     0                  128,657
                                                                  ------------------------ ----------------------
                                                                                21,639                4,144,131
                                                                  ------------------------ ----------------------
Mechanics Compensation
   Mechanics Pay                                                                     0                  772,715
   Overtime Pay                                                                      0                   53,916
   Fringe Benefits                                                                   0                  440,203
   Net Mechanics Interbranch                                                         0                        0
                                                                  ------------------------ ----------------------
                                                                                     0                1,266,834
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                                                Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                              Month              Filing to Date

Misc Maintenance Expense
   Parts Expense                                                                     0                1,213,644
   Outside Repairs                                                                   0                  752,782
   Tire Repair                                                                       0                   89,458
   Shop Expense                                                                      0                  133,801
                                                                  ------------------------ ----------------------
                                                                                     0                2,189,685
                                                                  ------------------------ ----------------------
Equipment Costs
   Tractor Depreciation                                                              0                   59,706
   Tractor Rent                                                                      0                2,541,450
   Trailer Depreciation                                                              0                1,044,877
   Trailer Rent                                                                      0                  102,087
   License                                                                           0                  952,435
   Permit                                                                            0                   96,312
   Interest                                                                          0                3,011,911
                                                                  ------------------------ ----------------------
                                                                                     0                7,808,778
                                                                  ------------------------ ----------------------
Terminal Expenses
   Terminal Salary & Fringe                                                          0                3,695,416
   Utilities                                                                     2,913                  973,215
   Communication Equipment                                                           0                  102,886
   Communication Usage                                                             (39)                 714,058
   Facility Maintenance                                                              0                  290,991
   Facility Occupancy                                                           13,099                1,476,650
   Transportation General                                                      (10,827)               2,044,412
                                                                  ------------------------ ----------------------
                                                                                 5,146                9,297,628
                                                                  ------------------------ ----------------------
G&A Expenses
   Salaries Expense                                                            302,233                5,936,045
   Fringe Benefits                                                                   0                  (79,434)
   Communications Basic                                                              0                   74,956
   Communication Services                                                            0                    7,732
   Facilities - Rents                                                            7,769                  315,094
   General Office Supplies                                                       3,258                   42,736
   IBM Supplies                                                                      0                    4,147
   Conventions & Seminars                                                            0                   14,322
   Postage                                                                           0                   81,962
   Travel & Other                                                                3,072                  183,621
   Outside Services                                                            685,671                4,845,064
   Computer Software                                                                 0                   36,225
   General & Admin                                                               2,331                  199,933
   Marketing Promotions                                                              0                    7,010
   Legal                                                                           760                  323,274
   Insurance                                                                         0                  288,363
   Dues & Contributions                                                              0                      361
   Depreciation                                                                      0                  118,339
   Depreciation - Leasehold                                                          0                   40,740
   Computer Equipment Rent                                                         323                  357,867
   Other Expense/Terminal Exp.                                                       0                1,220,091
                                                                  ------------------------ ----------------------
                                                                             1,005,417               14,018,448
                                                                  ------------------------ ----------------------

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002

                                  BALANCE SHEET

          The  Balance  Sheet  is to be  completed  on an  accrual  basis  only.
Pre-petition   liabilities  must  be  classified  separately  from  postpetition obligations.

                                                           BOOK VALUE AT END OF               BOOK VALUE ON
ASSETS                                                   CURRENT REPORTING MONTH              PETITION DATE

CURRENT ASSETS
   Cash                                                           $     125,898                      $    389,571
   Restricted Cash                                                   38,144,952
   Accounts Receivable (Net)                                              8,000                        18,045,306
   Inventories                                                                0                         3,639,142
   Prepaid Expenses                                                     396,037                         2,108,548
                                                     --------------------------------- -----------------------------
         TOTAL CURRENT ASSETS                                        38,674,887                        24,182,567
                                                     --------------------------------- -----------------------------
PROPERTY AND EQUIPMENT
   Revenue Equipment - Cost                                                   0                        98,199,269
   Less:  Accumulated Depreciation (Revenue)                                  0                       (75,767,277)
   Other Property & Equipment - Cost                                  3,322,465                        72,633,319
   Less:  Accumulated Depreciation (Other)                           (1,330,730)                      (41,326,073)
                                                     --------------------------------- -----------------------------
         TOTAL PROPERTY & EQUIPMENT                                     991,735                        53,739,238
                                                     --------------------------------- -----------------------------
OTHER ASSETS
   Goodwill                                                                   0                           744,016
   Other Assets                                                         400,000                           937,839
                                                     --------------------------------- -----------------------------
         TOTAL OTHER ASSETS                                             400,000                         1,681,855
                                                     --------------------------------- -----------------------------
TOTAL ASSETS                                                      $  40,066,622                     $  79,603,660
                                                     --------------------------------- -----------------------------


                                                           BOOK VALUE AT END OF               BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                             CURRENT REPORTING MONTH              PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE
(Postpetition)
   Accounts Payable                                                   1,249,907
   Accrued Wages & Benefits                                             384,936
   Accrued Interest                                                   3,011,910
   Accrued Professional Fees (Note 1)                                   573,829
   Accrued Taxes (refer to FORM MOR-4)                                  218,850
   Accrued Insurance, Environmental & Other                            (946,760)
   Amounts Due to Insiders (Note 1)
                                                     --------------------------------- -----------------------------
         TOTAL POSTPETITION LIABILITIES                               4,491,872                                 0
                                                     --------------------------------- -----------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
   Secured Debt                                                      46,234,256                        46,234,256
   Priority Debt                                                      2,272,119                         9,330,355
   Unsecured Debt                                                    32,153,819                        33,125,644
                                                     --------------------------------- -----------------------------
         TOTAL PRE-PETITION LIABILITIES                              80,660,193                        88,690,255
                                                     --------------------------------- -----------------------------

                                                     --------------------------------- -----------------------------
   TOTAL LIABILITIES                                                 85,152,065                        88,690,255
                                                     --------------------------------- -----------------------------
OWNER EQUITY
   Capital Stock                                                      8,814,434                         8,814,434
   Capital Surplus                                                   10,619,341                        10,619,341
   Retained Earnings - Pre-Petition                                 (28,520,370)                      (28,520,370)
   Retained Earnings - Post-Petition                                (35,998,848)
   Post-Petition Contributions (Distributions) (Draws)
(attach schedule)
                                                     -------------------------------- ------------------------------
   NET OWNER EQUITY                                                 (45,085,443)                       (9,086,595)
                                                     -------------------------------- ------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                $40,066,622                       $79,603,660
                                                     -------------------------------- ------------------------------

Note 1: Amounts due to insiders are included in Accounts Payables and Accrued Wages.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002



                          STATUS OF POSTPETITION TAXES


          The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


                                         Beginning     Amount                                               Ending
                                            Tax       Withheld      Amount        Date       Check No.        Tax
                                         Liability   or Accrued      Paid         Paid         or EFT      Liability
                                         ---------   ----------      ----         ----         ------      ---------
Federal
Withholding                                     0       70,277       70,277      Various        EFT               0
FICA - Employee                                 0        1,323        1,323      Various        EFT               0
FICA - Employer                                 0        1,323        1,323      Various        EFT               0
Unemployment                                  317          430            0                                     747
Other                                           0            0            0                                       0
                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total Federal Taxes                       317       73,353       72,923                                     747
                                        ------------ ------------ ------------ ------------ ------------- ------------
State and Local
Withholding                                 7,360        6,513            0      Various        EFT          13,873
Sales                                      72,596            0            0      Various                     72,596
Income                                      2,499            0            0                                       0
Unemployment                              136,607          434            0                                   2,933
Real & Personal Property                  390,771        8,941       14,647      Various                    130,901
Other                                                        0            0      Various                    390,771

                                        ------------ ------------ ------------ ------------ ------------- ------------
    Total State and Local                 609,833       15,888       14,647                                 611,074
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Taxes                               610,150       89,241       87,570                                 611,821
                                        ------------ ------------ ------------ ------------ ------------- ------------


                      SUMMARY OF UNPAID POSTPETITION DEBITS

Attach aged listing of accounts payable.

                                                                   Number of Days Past Due
                                          Current       0-30         31-60        61-90       Over 90        Total
                                          -------       ----         -----        -----       -------        -----
Accounts Payable                                     1,249,907            0                               1,249,907
Accrued Wages & Benefits                               384,936                                              384,936
Accrued Interest                                     3,011,910                                            3,011,910
Accrued Professional Fees                              573,829                                              573,829
Accrued Taxes (refer to FORM MOR-4)                    218,050                                              218,050
Accrued Insurance, Environmental &                    (946,760)                                            (946,760)
Other
                                        ------------ ------------ ------------ ------------ ------------- ------------
Total Post-Petition Debts                            4,491,872            0            0            0     4,491,872
                                        ------------ ------------ ------------ ------------ ------------- ------------


Explain how and when the Debtor intends to pay any past-due post-petition debts.

In re:  Matlack Systems, Inc., et al.                     Case No. 01-1114 (MFW)
                                Reporting Period:  Mar. 1, 2002 to Mar. 31, 2002


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

 Accounts Receivable Reconciliation                                                    Amount
 ----------------------------------                                                    ------
 Total Accounts Receivable at the beginning of the reporting period                 $          0
 + Amounts billed during the period                                                            0    (Note 1)
 - Amounts collected during the period                                                         0
 - Bad Debt and other write-offs                                                               0
 + Change in Reserve                                                                           0
 - Other during the period                                                          $          0
 Total Accounts Receivable at the end of the reporting period                       $          0

 Accounts Receivable Aging                                                             Amount
 -------------------------                                                             ------
 0 - 30 days old                                                                               0
 31 - 60 days old                                                                              0
 61 - 90 days old                                                                              0
 91 + days old                                                                                 0
                                                                                               0
 Foreign exchange, Revenue Recognition, Sales Accrual Adjustments &
 Write-offs                                                                                    0
 Amount considered uncollectible (Bad Debt)                                                    0
 Accounts Receivable (Net)                                                          $          0


                              DEBTOR QUESTIONNAIRE

 Must be completed each month                                                Yes               No
 ----------------------------                                                ---               --
 1.   Have any assets been sold or transferred outside the normal course                        X
      of business this reporting period?  If yes, provide an explanation below.
 2    Have any funds been disbursed from any account other than a debtor                        X
      in possession account this reporting period?  If yes, provide an explanation below.
 3.   Have all postpetition tax returns been timely filed?  If no,             X
      provide an explanation below.
 4.   Are workers compensation, general liability and other necessary          X
      insurance coverages in effect?  If no, provide an explanation below.

--------------------------------------------------------------------------------